Exhibit 99.1

PRESS RELEASE

Karman Space & Defense Names Jon Rambeau as Chief Executive Officer to Lead Company’s Next Phase of Growth

•	Karman’s Board selects proven defense leader Jon Rambeau, former president, Communications & Spectrum Dominance for L3 Harris Technologies, as CEO, effective March 23, 2026

•	CEO Tony Koblinski to retire from management role; will continue to serve as Director

HUNTINGTON BEACH, Calif., March 12, 2026 – Karman Space & Defense (“Karman”, “Karman Holdings, Inc.” or “the Company”) (NYSE: KRMN), a leader in the rapid design, development and production of critical, next-generation system solutions that align with the U.S. Department of War’s core mission priorities and the nation’s accelerating demand for access to space, today announced a transition in leadership to drive its next phase of growth, with Chief Executive Officer Tony Koblinski retiring after a successful 40-year career in leadership and Jon Rambeau assuming the CEO position effective March 23, 2026.

Rambeau is a 30-year, proven defense leader with a track record of driving results through innovation and technology – pushing the boundaries of what’s possible to solve complex problems for our nation and allies around the globe. He has held C-suite and senior executive roles with two of the world’s top defense contractors, most recently as president of the $8 billion Communications & Spectrum Dominance segment for L3Harris Technologies, a disruptive innovator in the global defense ecosystem. In this role, he led an extensive portfolio that included electronic warfare, advanced communications, threat sensing and targeting, and integrated vision systems. He served previously as the president for the $7 billion Integrated Mission Systems segment.

Prior to his time with L3Harris, Rambeau spent more than 25 years at Lockheed Martin, where he held senior executive roles across a broad spectrum of defense capabilities. He served as Vice President and General Manager of Integrated Warfare Systems and Sensors, where he led missile defense, radar, shipbuilding, directed energy and combat system integration programs; Vice President of C6ISR, overseeing undersea, cyber, electronic warfare and command and control capability delivery; Vice President and General Manager of Training and Logistics Solutions, where he championed innovative solutions for live, virtual and constructive training; Vice President of F-35 International Programs; and Vice President for Technology Transition, where he advanced cutting-edge directed energy and nanoscale material technologies from the lab into customer capabilities.

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“The Board conducted a rigorous search for a CEO who can lead Karman through this next period of significant growth, where we will continue to leverage advanced technology, scale and our position as a trusted partner to solve critical supply chain challenges for the Department of War and commercial space customers,” said David Stinnett, chairman of Karman’s board of directors. “Jon emerged as the clear and unanimous choice to lead Karman, with the right combination of experience, capabilities and a passion for innovation to drive continued profitable growth.”

“Tony Koblinski led Karman on an incredibly successful growth trajectory since its founding in 2020, culminating in its IPO, four subsequent acquisitions, and its position as a trusted partner by more than 80 customers across both space and defense markets,” Stinnett added. “We thank Tony for his relentless commitment to Karman, our customers, and our shareholders, and we look forward to his continued contribution as a director on our board.”

“I am honored and humbled to assume the role of CEO, and lead the company through its next phase of growth,” said Rambeau. “This is a unique opportunity to enable the success of every space and defense prime, from long-established industry leaders to a broad spectrum of new entrants, leveraging Karman’s technology-forward capabilities and innovative team.

“I look forward to working collaboratively with Karman’s employees and leadership to maintain our trajectory of profitable growth, manufacturing capacity expansion, and consistently delivering customer value. At a moment when rapid solution delivery is critical to the nation, Karman remains positioned to respond. I’m grateful to Karman’s board for their confidence in me, and for Tony’s years of dedicated service that have brought the company to this market-leading position.”

“I could not be prouder of the Karman team and what we have accomplished in such a short time,” said Koblinski. “With a deep and capable leadership bench supporting him, Jon has the experience, people and the infrastructure to continue creating significant shareholder value.

“After more than 40 years of business leadership, I look forward to spending more time with my family while still supporting Karman’s success as a director. I am confident in Jon’s ability to lead Karman and in the Karman team’s relentless dedication to supporting our customers’ success.”

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Rambeau holds a Bachelor of Science degree in mechanical engineering from Drexel University and a Master of Science in technology management from the Wharton School and the University of Pennsylvania’s College of Engineering and Applied Science.

ABOUT KARMAN SPACE & DEFENSE

Karman Space & Defense is a leader in the rapid design, development and production of critical, next-generation system solutions that align with the U.S. Department of War’s core mission priorities and the nation’s accelerating demand for access to space. Building on nearly 50 years of success, we deliver Payload & Protection Systems, Hydro/Aerodynamic Interstage Systems, and Propulsion & Launch Systems to more than 80 prime contractors supporting more than 130 space and defense programs. Karman is headquartered in Huntington Beach, Calif., with multiple facilities across the United States. For more information, visit our website, www.karman-sd.com

Safe Harbor Statement

This announcement may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on and reflect our current expectations, estimates, assumptions and/ or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations, estimates, assumptions and/or projections, including with respect to the future earnings and performance or capital structure of Karman, will prove to be correct or that any of our expectations, estimates or projections will be achieved.

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Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation, that a significant portion of our revenue is generated from contracts with the United States military and U.S. military spending is dependent upon the U.S. defense budget; U.S. government contracts are subject to a competitive bidding process that can consume significant resources without generating any revenue; our business and operations expose us to numerous legal and regulatory requirements, and any violation of these requirements could materially adversely affect our business, results of operations, prospects and financial condition; our inability to adequately enforce and protect our intellectual property or defend against assertions of infringement could prevent or restrict our ability to compete; and we have in the past consummated acquisitions and intend to continue to pursue acquisitions, and our business may be adversely affected if we cannot consummate acquisitions on satisfactory terms, or if we cannot effectively integrate acquired operations. Readers and/or attendees are directed to the risk factors identified in the filings we make with the SEC from time to time, copies of which are available free of charge at the SEC’s website at www.sec.gov under Karman Holdings Inc.

The forward-looking statements included in this announcement are only made as of the date of this announcement. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable law.

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Contacts

Investor inquiries:

Steven Gitlin

investors@karman-sd.com

Media inquiries:

press@karman-sd.com

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